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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1999


                         Sears Roebuck Acceptance Corp.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


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
                Delaware                                   1-4040                              51-0080535
                --------                                   ------                              ----------
              (State of or                               (Commission                         (IRS Employer
  Other Jurisdiction of Incorporation)                  File Number)                      Identification No.)
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3711 Kennett Pike
Greenville, Delaware                                               19807
-------------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3112
                                                    --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events
         ------------

                  On April 23, 1999, the registrant updated its prospectus regarding its unsecured debt securities. A copy of the prospectus, dated April 23, 1999, is attached as Exhibit 99.

Item 7.  Exhibits
         --------

Exhibit No.       Description
-----------       -----------

Exhibit 99        Prospectus, dated April 23, 1999, of Sears Roebuck Acceptance
                  Corp.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Sears Roebuck Acceptance Corp.
                                  (Registrant)



Date: April 23, 1999              By: \s\ George F. Slook
                                     -------------------------------------------
                                      George F. Slook
                                      Vice President, Finance and
                                      Assistant Secretary




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                                INDEX TO EXHIBITS
                                -----------------
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
Exhibit             Description                                                                            Page
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
99                  Prospectus, dated April 23, 1999, of Sears Roebuck Acceptance Corp.                       5


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